MERITOR®

2011 Analyst Day

December 8, 2011

Forward-Looking Statements

This release contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to our ability to successfully manage steeply increasing volumes in the commercial truck markets, working with our customers to adjust their demands in view of the rapid acceleration of production; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; reduced production for certain military programs and the return of volumes of selected long-term military contracts to more normalized levels; global economic and market cycles and conditions, including the recent global economic crisis; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether the liquidity of the company will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company's suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability, warranty and recall claims; rising costs of pension and other postretirement benefits; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Agenda

	Business Summary	Chip McClure Chairman, CEO and President
	Commercial Truck Segment	Tim Bowes President, Commercial Truck
	Industrial Segment	Pedro Ferro President, Industrial
	Aftermarket & Trailer Segment	Joe Mejaly President, Aftermarket & Trailer
	2012 Financial Outlook	Jay Craig Chief Financial Officer
	Treasury Update	Mary Lehmann Senior Vice President, Treasury and Corporate Development

Meritor's Vision



To be the recognized leader in providing advanced drivetrain, mobility, braking and aftermarket solutions for the global commercial vehicle and industrial markets.

Meritor Segment and Regional Sales Mix

FY10 Sales: $3.5B | **FY11 Sales: $4.6B**


Industrial 25%
Truck 49%
Aftermarket & Trailer 26%
Industrial 22%
Truck 56%
Aftermarket & Trailer 22%
Europe 20%
Asia Pacific 14%
South America 15%
North America 51%
Europe 22%
Asia Pacific 14%
South America 16%
North America 48%

Approximately one-third of revenue in growth markets

Market Leadership Positions[1]

Category		Asia Pacific	Europe	North America	South America
Truck drive axle[2]		#1 India & Australia	#1	#1	#1
Truck air brake		Strategic Priority	#2	#1	#1 Joint Venture
Trailer axle		Developing for Asia Pacific	Exit	#1	#1 Joint Venture
Aftermarket		Strategic Priority	#3	#1	Strategic Priority
Off-highway axle[2]		#1 China Strategic Priority for Asia Pacific	Future Opportunity		
Military drivetrain, suspension & brakes		Tactical Opportunity Australia & India	Tactical Opportunity	#1	Tactical Opportunity

[1] Based on market data and management estimates
[2] Independent, non-captive, supplier

FY11 Execution Review

- Commercial Truck segment revenue grew 43 percent, but EBITDA margin unsatisfactory through the upturn
  - NA industry volumes ramped up faster than expected leading to premium and layered capacity costs
  - Steel prices increased dramatically and recovery mechanisms not aligned with timing of increases
- Industrial segment revenue grew 17 percent, but EBITDA margin negatively impacted by military mix
- Aftermarket & Trailer segment revenue grew 12 percent with conversion on incremental sales at 27 percent

Financial performance fell short of expectations

FY12 Focused Execution

- Deliver improved margins in Commercial Truck
  - Optimize capacity model
    - Invest to reduce premium and layered capacity costs
    - Manage customer volume expectations
  - Increase base pricing and manage commodity cost recovery mechanisms
  - Rationalize European manufacturing footprint
- Convert on improved military mix as FMTV production is expected to return to peak levels
- Maintain financial performance in Aftermarket & Trailer
  - Leverage proven Aftermarket formula to support growth in emerging markets

Drive accountability in FY12

Demonstrated Execution

Completed Cost Initiatives

Core Footprint Rationalization

Tilbury, Ontario
Carrollton, Ky.
Arden, N.C.
St. Thomas, Ontario

Non-Core Divestitures

Emissions Technologies
LVS Ride Control
LVS Suspensions
LVS Body Systems
Wheels

Meritor Structural Reductions



~$286M
Cost Reductions Beyond P+
Performance Plus

- $286M in total cost reductions
- $136M cost reductions in 2008-2009
- $150M structural cost reductions in 2007-2008

Annual Cost Reduction Activities

SG&A as Percentage of Sales



6.5%
6.7%
8.0%
6.0%
2008
2009
2010
2011

Ongoing Structural Activities

	Full run-rate
• European trailer exit	(Q4 FY11)
• European footprint rationalization	(Q2 FY12)
• Executive staff reductions	(Q2 FY12)

MERITOR

Focused Global Investment 2010 and 2011

($M)

North America $81M
- Monterrey
- Forging
- Gearing
- Assembly
- Housing

Europe $33M
- Assembly
- Brake Through
- Housing

Asia Pacific $27M
- Off-Highway

South America $19M
- Resende
- Gearing
- Housing
- Assembly


Capital Spending ($M)
2.1%
2.7%
1.6%
2.3%
2.1-2.3%
$97
$82
$55
$105
$100-
$110
2008
2009
2010
2011
2012E(1)
CapEx
Percent of Sales

Investment continues through all cycles

MERITOR

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Strong and Integrated Joint Ventures


Meritor WABCO
Vehicle Control Systems
Troy, MI, USA
Ownership: 50%
Products: Antilock braking and air systems
Fonderie Venissieux SAS
Venissieux, France
Ownership: 51%
Products: Cast axle housings
Ege Fren Sanavil ve Ticaret A.S.
Izmir, Turkey
Ownership: 49%
Product: Braking systems
Xuzhou Meritor Axle Co. Ltd.
Xuzhou, China
Ownership 60%
Product: Off-highway axles
Meritor Huayang Vehicle Braking Company Ltd.
Shiyan, China
Ownership: 60%
Product: Brakes
Sistemas Automotrices de Mexico S.A. de C.V.
Escobedo, Mexico
Ownership: 50%
Products: Axles, drivelines, brakes
Meritor Heavy Vehicle Systems India Ltd.
Mysore, India
Ownership: 51%
Product: Sales and marketing
Automotive Axles Ltd.
Mysore, India
Ownership: 36%
Product: Axles, brakes
Suspensys Sistemas Automotivos Limitada
Caxias do Sul, Brazil
Ownership: 50%
Products: Suspensions, axles, hubs, drums
Master Sistemas Automotivos Limitada
Caxias do Sul, Brazil
Ownership 49%
Product: Braking systems
CONSOLIDATED
NON-CONSOLIDATED
INDUSTRIAL
COMMERCIAL TRUCK
AFTERMARKET & TRAILER

MERITOR

Joint Ventures Profitable and Growing


Unconsolidated Sales ($B)
$1.4
$0.9
$1.5
$2.0
FY08
FY09
FY10
FY11


Affiliate Earnings & Dividends ($M)
Earnings
Dividends
$37
$19
$15
$25
$48
$11
$70
$45
FY08
FY09
FY10
FY11

Joint Ventures contribute to emerging market growth

Meritor Value Proposition

Superior Product

- Broad, highly engineered product portfolio
- Unique product solutions for specific vehicle applications
- Focus on advanced technology
- Investing in global markets



Warranty as a Percentage of Sales
2008
2009
2010
2011

Global Footprint

- Global market leader
- Common, advanced manufacturing
- Integrated supply chain
- Industry leading service
- Strong, integrated joint ventures



Customer Focus

- World-class quality and durability
- Highly efficient products
- Product proven in marketplace
- Dependable delivery
- Speed to market



Customer PPM
2008
2009
2010
2011

Financial Metrics

- Driving margin enhancement
- Supporting growth opportunities in emerging markets
- Strong liquidity with focus on de-leveraging



Commercial Truck

Tim Bowes
President

Commercial Truck Overview

- Continued leading product position in NA, SA, and Europe
- Significant investments to enhance production capacity
- Received customer awards from Daimler, Navistar, PACCAR and MAN
- Strong customer acceptance of 14X and 18X axle technology
- Successful launch of FMVSS 121-mandated drum brakes

FY11 Sales: $2.8B



Europe 32%
South America 27%
North America 41%

Top Truck Customers 2011

Customer	North America	South America	Europe
VOLVO	✓	✓	✓
NAVISTAR	✓		
DAIMLER	✓	✓	✓
MAN		✓	
IVECO		✓	✓
PACCAR	✓		✓
Ford	✓	✓	✓
HINO	✓		

MERITOR

FY11 Review

Conversion issues

- Higher NA Class 8 production
- Timing of investment implementation
- Premium and layered capacity costs
- Higher steel costs

Commercial Truck	FY11	FY10	B/(W)
Sales	$2,806	$1,960	$846
Segment EBITDA[(1)]	171	85	86
% of Sales	6.1%	4.3%	1.8 pts

Profit Conversion on Incremental Sales: 10%

North America
Class 8 & 5-7 Production (000) - Calendar Year



Class 8
Class 5-7
Forecast as of:
Dec. 2010
Dec. 2011
504
235
269
592
253
339
652
275
376
419
207
212
364
158
206
216
98
118
247
99
148
339
151
188
+23%
+53%
272
118
154
416
165
251
2004 2005 2006 2007 2008 2009
2010 2011
2010 2011

Source: ACT Research and FTR Associates

Meritor Axle Production (NA)



+140%
Delivery
PPM
FY10
FY11
FY12E (2)

MERITOR

1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.
2) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

FY12 Review

Market



Pricing

- Base
- Steel



Operational Execution

- Capacity
- Footprint



Advanced Manufacturing and Product Technology






Commercial Truck Industry Outlook[1]

North America

Class 8 & 5-7 Production (000)
Calendar Year History & Fiscal Year Forecast



Class 8
Class 5-7
Meritor Forecast
592
253
339
652
275
376
419
207
212
364
158
206
216
98
118
272
118
154
416
165
251
382
158
224
470
190
280
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - ACT Research; FY 2012 forecast - Meritor estimates

- NA industry supported by stable freight growth, historically high fleet age and profitable fleets
- Despite expected soft CY Q1, SA fundamentals remain strong including extension of FINAME incentives
- Europe volumes impacted by looming financial crisis

Western Europe

Medium & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast



Meritor Forecast
442
478
535
545
196
314
400
389
350
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - J.D. Power and Associates; FY 2012 forecast - Meritor estimates

South America

Medium & Heavy Production GVW>6t (000)
Calendar Year History & Fiscal Year Forecast



Meritor Forecast
116
106
138
168
120
190
205
204
190
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - J.D. Power and Associates; FY 2012 forecast - Meritor estimates

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

FY12 Execution

Actions to deliver improved margins

- Optimize capacity model
  - Invest to reduce premium and layered capacity costs
  - Manage customer volume expectations
- Increase base pricing and manage commodity cost recovery mechanisms
- Rationalize European manufacturing footprint

NA Class 8 Rear Axles
Optimized Cost Model*



Cost/Axle
Base Pricing
Q2-Q4 FY12
Premium and Layered Cost
Standard Cost
FY11
Conversion Zone
Q4 FY12
Additional capital and pricing required above 300k market
300K
Class 8

* SA and Class 5-7 not included in model

MERITOR

Optimize Capacity Model

Axle Dressing Line



Dry Bevel Gear Cutting



Forging


MACRODYNE

Housing Machining Line



Invest to reduce premium and layered capacity costs

Increase Pricing and Manage Cost Recovery

- Increase base pricing to align with MTOR's value proposition
  - Axles, brakes and drivelines
- Manage commodity cost recovery mechanisms
  - Improve timing of recovery
  - Ensure indices correlate with purchases



Special Bar Quality (SBQ)
Steel Prices ($/Net Ton)
$1,400
$1,200
$1,000
$800
$600
$400
$200
0
+50% Increase
FY10
FY11

Rationalize European Footprint

- Performance Plus footprint rationalization initiative
- Originally Volvo/Renault facility
- Transfer of St. Priest expected to be complete Q2 FY12

Lindesberg, Sweden



St Priest, France



Cameri, Italy



MERITOR

Investing to Support the Future

Dedicated Customer Facility


MERITOR

New Product Introduction



Brake Investment







Customers Want Fuel Efficiency

Class 8 Linehaul Drivers

- Class 8 linehaul trucks consume significantly more fuel per year compared with a passenger car

Annual U.S. Transportation Fuel Consumption and GHG Emissions



Pass Car
Light Truck
Rail
Air
Other
80%
Medium & Heavy Duty
20%
Heavy Duty
81%
Medium Duty
19%



Energy Consumption Points
Aerodynamics 50%
Accessories 10%
Tires
• 34 percent
- Low rolling resistance
- Proper inflation
Drivetrain
• 6 percent
- Lower parasitics

Drivetrain Efficiency Benefits



Annual Fuel Savings(1)
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,654
$2,096
3% MPG Savings
$1,103
$1,397
2% MPG Savings
$551
$699
1% MPG Savings
$3.60
$3.80
$4.00
$4.20
$4.40
$4.60
$4.80
Diesel Fuel Cost

- Meritor developing solutions to deliver one to four percent fuel economy improvement to fleets

MERITOR

1) Calculation based on fleet average of 6.8 mpg and 100k miles/year linehaul application.

Drive Axle Efficiency Optimization

- Carrier architecture
- Gear design and finish
- Lube formulation and level
- High efficiency bearings and seals
- Light weight materials
- Products launching 2012-2014
  - LogixDrive™ lube management
  - High efficiency 6x4 tandems
  - High efficiency 4x2 and 6x2 axles






MPH/KPH
Kw SAVING

Targeting 20-30 percent improvement[(1)]

(1) Dependent on drive cycle and drive axle configuration (e.g. tandem vs. single drive).

SMARTandem™ Axle

Design Objective vs. Conventional Tandem

- Weight reduced by 30 percent
- Parasitic losses reduced by 40 percent
- Smart traction controls to address simple 6x2 tag tandem traction deficiencies

Current Strategy

- Utilize European ultra high efficiency 17X carrier technology
  - Laser-welded ring gear and differential case provides increased torque and efficiency
- Electronic control technology that provides tandem functionality by sensing operating conditions

Future Strategy

- Oil lube level control enabled by Meritor exclusive LogixDrive™ smart technology
- Tire inflation systems





SMARTandem™ delivers three to four percent fuel efficiency improvement

Brake Product Technology

Air Drum Brakes

FMVSS 121 launch

- Enhanced drum brakes meet new FMVSS 121 stopping distances



Next-generation automatic slack adjuster development

- Improved packaging
- Reduced part count



Light weight drum development

- Targeting > 10 percent savings



Air Disc Brakes

Air disc brake

- Expanding product portfolio



Optimizing existing design

- Castings optimized to be lightest in industry
- Performance up to 30kNm



Next-generation air disc brake

- Simplification
- Advanced design



MERITOR

Commercial Truck Imperatives

- Operational execution
- Pricing for value
- Manage capacity
- Investment in technology











MERITOR

Industrial

Pedro Ferro
President

Industrial Overview

Defense
- Largest independent drivetrain producer for tactical wheeled vehicles globally

Off-Highway
- Leading independent off-highway axle supplier in China
- Leveraging scale and technology to grow business globally with Asian focus

On-Highway
- Largest independent axle producer in India
- Producer of drum and disc brakes for China and India

Specialty
- Leader in bus and coach, custom fire truck and vocational all-wheel-drive in United States
- Growing market position in premium bus and coach in China and India

FY11 Sales: $1.1B


India
23%
North America
41%
Other Asia Pacific
7%
China
29%

Top Industrial Customers 2011

Customer	China	India	Australia	Japan	North America
XCMG	✓				
CATERPILLAR SEM	✓				
SANY	✓				
ZOOMLION	✓				
YUTONG	✓				
ASHOK LEYLAND		✓			
TATA		✓			
PACCAR			✓		✓
ISUZU				✓	
BAE SYSTEMS					✓
[illegible]					✓
NAVISTAR		✓			✓
DAIMLER			✓		✓

MERITOR

Industrial and Asia Pacific Industry[1]

FMTV Production



Meritor Forecast
+40%
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12

- Impact of U.S. Defense budget cuts pending
  - Current Caiman program ending in FY12
  - FMTV fully funded through July 2013
- China economic uncertainty balanced by government infrastructure plans
  - Infrastructure investment supports low-income housing, water conservancy and roads
  - Weakness expected in FY12 but strong growth prospects long-term
- India considered strategic area of future growth

China Construction Production

Calendar Year History & Fiscal Year Forecast (000)



Meritor Forecast
273
326
372
319
344
370
2006
2007
2008
2009
2010
2011
FY12

Source: Periods through 2011 - Millmark & Associates (Data updated by Millmark to reflect additional OEMs); FY 2012 forecast - Meritor estimates

India Truck Production

GVW>6t (000)

Calendar Year History & Fiscal Year Forecast



Meritor Forecast
216
274
270
228
178
299
307
311
311
2005
2006
2007
2008
2009
2010
2011
FY11
FY12

Source: Periods through 2011 - J.D. Power and Associates; FY 2012 forecast - Meritor estimates

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Defense Wheeled Vehicle Leadership

On Contract

Family of Medium Tactical Vehicles (FMTV)
- Successfully transitioned to new customer
- Executed five-year LTA for continued supply
- Current build rate 36 vehicle sets per day

MXT
- New order for 19 vehicles with Royal Canadian Mounted Police
- Positioning for potential overseas orders

Caiman MTV
- Initial contract award 1,700 trucks with option for additional units
- Delivered ~1,400 vehicle sets in FY11, ~300 expected to be shipped in Q3 FY12
- Option not yet exercised

TACOM Foreign Military Sales
- Receiving orders for vehicles in Middle East through U.S. Military

Aftermarket Service for All Models


PROTEC MXT


PROTEC Caiman MTV


FMTV

Defense Wheeled Vehicle Leadership

Active Development

Joint Light Tactical Vehicle (JLTV)

- Working with industry on next development phase – Engineering, Manufacturing and Development (EMD)
  - Government RFP estimated in January 2012
  - Three contracts to be awarded for next development phase in Q3/Q4 FY12
  - Negotiations ongoing to assure FY12 funding between DoD, OSD, House and Senate

Family of Medium Tactical Vehicles (FMTV) Suspension Upgrade Evaluation

- One truck submitted to government with ProTec™ HMIS for evaluation
- Second truck delivered and entering performance testing

HMMWV Modernized Expanded Capacity Vehicle (MECV)

- Government RFP imminent
- Three contracts to be awarded in Q2/Q3 FY12
- Working with potential OEM/prime contractors





ProTec JLTV



ProTec HMMWV


DL2

ProTec FMTV

Focus on Emerging Markets: China Off-Highway

Xuzhou Meritor Axle Ltd. (XMAL)

- Largest independent off-highway axle producer in China for construction equipment OEMs
- Investing to support future growth
  - Phase One expansion of $6M investment completed
  - Phase Two investment will increase manufacturing capability with completion expected in 2012
- Timing will be adjusted to market conditions



Growth Strategy

- Expand product offerings
- Leverage off-highway product platform
- Increase market share in specialty, crane and mining markets
- Expand engineering, design and testing capability



China Off-Highway Market Focus

Product percent of Meritor China sales



Remaining Industrial Segment 71%
China 29%
2011 Industry Production (thousands)
~30
~20
~11
~219
~150
Crane 38%
Paving 8%
Mining 17%
Loader 23%
Bus & Coach 14%
XCMG
SANY
ZOOMLION
XCMG
Taian
Luoyang
TONLY
FOTON LOVOL
CATERPILLAR
SEM
XCMG

MERITOR

Focus on Emerging Markets: India

Meritor (HVS) India Ltd. and Automotive Axles Ltd.

- Largest independent supplier of axles and leader in brake technology for the India market
- Third-largest exporter in India
- Preparing for growth:
  - Increasing customer base and product diversity
  - Expanding footprint with new facility in Pantnagar for brakes and trailer axles
  - Exploring off-highway and defense opportunities
  - Enhancing aftermarket service support



Bangalore Technical Center

- Providing support for product design and development on full Meritor product range
- Local customer product engineering support
- Cost effective solution for technical talent
- In place for 10 years; ~100 employees
- Capabilities include
  - Computer aided engineering (CAE)
  - Benchmarking and testing
  - Material optimization redesign
  - Remanufacturing recovery validation
  - Supplier resourcing
  - Process validations and approvals



India Customer-Focused Expansion

- Planned future investment in manufacturing
- Focused on enhancing customer satisfaction
  - Closer proximity to customer
  - Improve delivery performance
- Reducing logistics costs

Year	New Locations
2009-2010	Mysore Unit - one
2010-2011	Mysore Unit - two
	Pantnagar
	Noida
	Pune (Warehouse)
2011-2012	Jamshedpur
	Bhuj


ASHOK LEYLAND
TATA
Pantnagar
FY11
Noida
FY11
ASHOK LEYLAND
Bhuj
FY12
AMW
Essar
TATA
TATA
TATA STEEL
Jamshedpur
FY12
Pune
FY11
Mysore
ASHOK LEYLAND

MERITOR

India On-Highway Strategy

Axle Manufacturing Facility



- Exceeding market expectations for product launch cadence
- Launched green axle in India that provides 8-10 percent improvement in fuel efficiency and 20-percent improvement in time from design to production
- Entering light commercial vehicle segment (< 6 ton) with SOP in FY12
- Expanding customer base, including Daimler, Volvo-Eicher, SML Isuzu and Mahindra-Navistar

New Product Introduction

Hub Reduction Axle



Light Commercial Vehicle Axle



Two-speed Axle



MERITOR

Focused Execution

Industrial	FY11	FY10	B/(W)
Sales	$1,113	$951	$162
Segment EBITDA[1]	74	94	(20)
% of Sales	6.6%	9.9%	(3.3) pts

- Margin decreased due to military mix, Caiman launch costs, and higher material costs

FY12 Execution Initiatives

- Complete successful ramp-up of FMTV
- Sustain profitability of China business during expected market softening
- Increase synergies between NA Industrial and NA Truck portfolio
- Leverage existing Defense portfolio given recent ITAR approval









1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

Aftermarket & Trailer

Joe Mejaly
President

Aftermarket & Trailer Overview

FY11 Sales: $1.0B



North America 74%
South America 4%
Asia Pacific 4%
Europe 18%

Trailer

- Undercarriage products and systems for trailer applications in NA and SA
- Leading market position with joint venture in SA

Top Trailer Customers 2011

North America	South America
Wabash	RANDON
Great Dane Trailers	MAN
HYUNDAI TRANSLEAD	VOLVO
Utility	IVECO

Aftermarket

- Full range of drivetrain and undercarriage parts and remanufactured products
- Demand is less sensitive to market fluctuations and offers a cyclical buffer to volatility in global commercial truck markets

Top Aftermarket Customers 2011

North America	Europe
 OE 60% Independent Distributor 40%	 OE 30% Independent Distributor 70%
VOLVO	VOLVO
NAVISTAR	DAF
DAIMLER	IVECO
VIPAR Heavy Duty	CBM
HDA TRUCK PRIDE	winkler

MERITOR

Aftermarket and Trailer Growth Drivers[1]

Aftermarket Sales



FY08 Sales
Distribution 87%
Remanufacturing 13%
FY11 Sales
Distribution 79%
Remanufacturing 21%

- Growth in on-highway truck freight and commercial/domestic construction
- Investing to support growth in emerging markets
- Continue to focus on growth in Remanufacturing
- Expand trailer customer support and new product development

U.S. Truck Freight Ton Miles

Seasonally Adjusted (trillions)
Calendar Year



FTR Forecast
2.78
2.85
2.89
2.90
2.74
2.42
2.57
2.63
2.67
2004 2005 2006 2007 2008 2009 2010 2011 2012

Source: FTR Associates

North America Trailer Production

Calendar Year History & Fiscal Year Forecast (000)



Meritor Forecast
252
276
214
143
79
124
213
194
225
2005 2006 2007 2008 2009 2010 2011 FY11 FY12

Source: Periods through 2011 - ACT Research; FY 2012 forecast - Meritor estimates

MERITOR

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Applying Aftermarket Formula

Servicing the Full Lifecycle of the Vehicle



Market Pricing
1
PRICE POINT #1
Genuine Product
2
PRICE POINT #2
Genuine Product - Price/Reman
TRUCK POPULATION
3
PRICE POINT #3
Price/Reman
Age of Vehicle

Formula

Product Portfolio
+ Recognized Brands
+ Low Transaction Costs
+ Global Footprint
= **Market Leader**

Distribution Expertise

- Twenty-plus all-makes product lines in global markets
- Advanced warehousing management and distribution systems
  - Highly automated component packaging capability
  - Same-day shipment for vehicle-down emergencies
  - Lean warehousing and Six Sigma-driven processes
  - Highly efficient order processing capability

Global Network

- Global Reach
  - Eleven distribution centers
  - Six remanufacturing centers
  - Six service centers
  - Eight customer assistance call centers
  - More than 6,000 customer distribution points

Increasing Global Coverage



Edmonton, Canada
Mississauga, Canada
Brampton, Canada
Plainfield, IN, USA
Florence, KY, USA
Monterrey, Mexico
Coventry, UK
Maudslay, UK
Moscow, Russia
Liege, Belgium
Czech Republic 2012
Zurich, Switzerland
Neuwied, Germany
Ordos, China
Wuhai, China
Shuozhou, China
Xining, China
Huolinhe, China
Urumqi, China
Wuxi, China
Xuzhou, China
Pune, India
Bangalore, India
Jurong Town, Singapore 2012
Osasco, Brazil
Melbourne, Australia
REMANUFACTURING
SERVICE CENTER
DISTRIBUTION CENTER
SALES OFFICE
TECHNICAL CENTER

Expanding in Global Markets: Asia Pacific

Australia



India



ASEAN



China



- Standalone after-market footprint
- Expand distribution scale
- Launch remanufactured product portfolio
- Total logistics provider
- Sales and marketing
- Advanced customer / technical service
- Product portfolio
- Expanding local addressable markets
- Domestic quality, purchasing, and supplier development
- Retail service centers (China)

EUCLID Mascot Truck Parts MERITOR

Remanufacturing Products and Footprint

Liege, Belgium



Products
- Air disc brakes
- Air valves
- Air compressors
- Axle carriers

Mississauga, Ontario



Products
- Axle carriers
- Transmissions (manual)
- Drivelines
- Steering gears

Plainfield, Ind.



Products
- Brake shoes
- Hydraulic disc brakes
- Axle carriers
- Transmissions (manual/automatic)
- Trailer axles

- Broad remanufacturing creates competitive advantage
  - Expanding product portfolio
  - Remanufacturing IP enhanced by service capability of distribution expertise
- Expands addressable market
  - Vehicle lifecycle
  - Multiple price points/brands
  - All makes
- Expertise and capabilities transferable throughout global markets
- Reduces warranty costs

Remanufacturing Sales Growth



26% CAGR
FY07
FY08
FY09
FY10
FY11

MERITOR

Investing $28M in Advanced Systems

Harmonize Global Systems to Facilitate Growth


eCommerce Systems
Reman & Core Planning
Advanced Forecasts
Global Order Processing
Global Dashboards
Integrated Financials
Genuine Product
Genuine Product - Price/Reman
Price/Reman
Market Pricing
Age of Vehicle
Lifecycle Pricing
Voice Directed Order Processing

Trailer Growth Initiatives

Air Suspensions

Industry Leading Suspension Technology



Meritor RideSentry™

- Unique parallelogram design eliminates dock walk and provides true 100 percent air-ride
- Patented PinLoc system protects against slider and trailer damage
- 2X greater slider durability



Meritor MTA

- Launched new MTA Series in 2011
- Lightweight system providing best in class durability for tough vocational applications
- Patented pivot bushing and 3X damping performance resulting in improved tire wear and ride and handling

Meritor Tire Inflation Systems by PSI

Industry Leading Tire Inflation Technology

- Adopted by 65 percent of top fleets in NA
- Payback on initial investment in less than 1 year
- More than 40k trailer retrofits completed

- ~1.5 percent fuel economy savings
- 10 percent improvement in tire wear



MTIS Market Share Growth


22% CAGR
Since 2008
FY08
FY09
FY10
FY11

Commitment to Trailer Business

North America



- Leader in trailer axle, tire inflation systems, brake systems
- Frankfort, Ky. and Guadalajara, Mexico (Sudisa joint venture facility)
- Heavy growth focus on air suspensions

Asia Pacific



- New joint venture facility in Noida, India, manufacturing dressed trailer axles and brake components for India market
- Growth market for air suspension products

South America



Trailer Joint Venture Sales


26% CAGR
2007
2008
2009
2010
2011

- Suspensys joint venture in Caxias Do Sol, Brazil
- Leading market position serving SA market with trailer axles, suspensions, wheel end and brake equipment

Focused Execution

Aftermarket & Trailer	FY11	FY10	B/(W)
Sales	$1,020	$909	$111
Segment EBITDA [1]	113	83	30
% of Sales	11.1%	9.1%	2.0 pts

- Solid margin conversion on incremental revenue

FY12 Execution Initiatives

- Leverage proven strategy in emerging markets
- Manage downturn in European market demand
- Capitalize on increased aftermarket demand in NA
- Continued execution of global aftermarket business system transformation
- Optimize trailer and suspension business during NA upturn
- Continued growth of remanufacturing business









MERITOR

1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

Financial Update

Jay Craig
Chief Financial Officer

Commercial Truck Segment

($M)

	Fourth Quarter			
	2011	2010	Better/(Worse) $	%
Sales	$ 768	$ 547	$ 221	40%
Segment EBITDA[(1)]	49	32	17	53%
% of Sales	6.4%	5.9%	0.5	pts

- Sales increase in all regions
- EBITDA conversion on incremental sales unfavorably impacted by:
  - Lagging effect of steel increases, net of recoveries, in NA and Europe
  - Premium costs (layered capacity and freight)

	Fiscal Year			
	2011	2010	Better/(Worse) $	%
Sales	$ 2,806	$ 1,960	$ 846	43%
Segment EBITDA[(1)]	171	85	86	101%
% of Sales	6.1%	4.3%	1.8	pts

- Sales increase driven by continued recovery in NA and Europe combined with continuing high levels of production in SA
- Positive impact of higher joint venture earnings partially offset by higher steel and premium costs as we added third-party suppliers and incurred additional freight costs to meet customer demand







MERITOR

1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

Industrial Segment

($M)

	Fourth Quarter			
	2011	2010	Better/(Worse) $	%
Sales	$ 269	$ 220	$ 49	22%
Segment EBITDA[(1)]	18	14	4	29%
% of Sales	6.7%	6.4%	0.3	pts

- Sales increase due to Caiman and India
- Higher sales contributed to higher segment margin
- Conversion on incremental sales weaker due to lower margin on FMTV shipments in Q4 FY11

	Fiscal Year			
	2011	2010	Better/(Worse) $	%
Sales	$ 1,113	$ 951	$ 162	17%
Segment EBITDA[(1)]	74	94	(20)	-21%
% of Sales	6.6%	9.9%	(3.3)	pts

- Sales increase due primarily to India and China
- Defense sales roughly flat overall with FMTV down due to transition from BAE to Oshkosh, offset by increase in Caiman
- Conversion on incremental sales was significantly offset by military mix, Caiman launch costs and higher material costs





1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

Aftermarket & Trailer Segment[1]

($M)

	Fourth Quarter			
	2011	2010 [2]	Better/(Worse) $	%
Sales	$ 274	$ 237	$ 37	16%
Segment EBITDA[1]	32	22	10	45%
% of Sales	11.7%	9.3%	2.4	pts

- Sales growth driven by increase in freight and truck ton miles in NA and Europe
- EBITDA conversion on incremental sales at 27 percent despite being negatively impacted by higher steel costs

	Fiscal Year			
	2011	2010 [2]	Better/(Worse) $	%
Sales	$ 1,020	$ 909	$ 111	12%
Segment EBITDA[1]	113	83	30	36%
% of Sales	11.1%	9.1%	2.0	pts

- Sales growth in Aftermarket driven by increase in freight and truck ton miles and expansion into emerging markets. Start of a recovery in NA Trailer market.
- EBITDA margin improvement mostly driven by volume







MERITOR

1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

Fourth Quarter 2011 Results Comparison[1]

Continuing Operations

($M)	FY11 Q3 Actual[2]	FY11 Q4 Outlook	FY11 Q4 Actual
Sales	$1,272	$1,175 - $1,275	**$1,217**
Adjusted EBITDA *Margin*	$103 *8.1%*	$90 - $100 *7.5%-8.1%*	**$97** ***8.0%***
Adjusted Income from Cont. Ops.	$29	$15 - $25	**$43** **(Incl. Tax Adjustment)**
Free Cash Flow	($1)	Slightly Negative	**$23**

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

Fourth Quarter Sequential EBITDA Walk

($M, except margin percent)

	Sales	Adjusted EBITDA[1]	
Q3 FY11[2]	**$1,272**	**$103**	***8.1%***
Volume, mix and pricing		(8)	
Commercial Truck premium costs		(4)	
Brazil foreign exchange including gain on hedge		3	
Other (primarily SG&A)		3	
Q4 FY11	**$1,217**	**$97**	***8.0%***

Better/(Worse): $(55) $(6)

~11% Downside Conversion

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.

MERITOR

Free Cash Flow[1][2]

($M)

	Three Months Ended Sept. 30, 2011	Three Months Ended Sept. 30, 2010	12 Months Ended Sept. 30, 2011	12 Months Ended Sept. 30, 2010
Income From Continuing Operations	$ 41	$ 12	$ 82	$ 28
Net Spending (D&A less Capital Expenditures)	(20)	(7)	(39)	14
Pension and Retiree Medical, Net of Expense	1	(36)	-	(33)
Performance Working Capital[3]	31	21	(173)	(57)
Off-Balance Sheet Accounts Receivable Factoring	10	8	144	63
Other	(36)	11	(8)	91
Free Cash Flow from Continuing Operations before Restructuring	$ 27	$ 9	$ 6	$ 106
Restructuring Payments	(3)	(3)	(13)	(14)
Discontinued Operations Free Cash Flow	(1)	36	(63)	30
Free Cash Flow	$ 23	$ 42	$ (70)	$ 122
Memo: Cash Flow Provided by Operations	$ 60	$ 72	$ 41	$ 211

1) See Appendix – "Non-GAAP Financial Information."
2) Prior period amounts have been recast to reflect our European Trailer business as discontinued operations.
3) Change in payables less changes in receivables and inventory.

Key Steps to Achieve 10% EBITDA Margin(1)

Management Execution

Key actions to generate ~1% pt EBITDA margin improvement	Initial EBITDA Impact	Full Run Rate Impact
Pricing	Early 2012	
European footprint rationalization *(St. Priest, France manufacturing facility)*	Q2 FY12	Q3 FY12
Lagging material recoveries *(Assumes steel stabilizes)*	Q1 FY12	Ongoing
European Trailer closure	Q4 FY11 (complete)	Q4 FY11 (complete)
Military product mix *(~8000 FMTV units in FY12)*	Ongoing	Q2 FY12
Executive staff reductions *(Actions implemented with varying effective dates)*	Q4 FY11	Q2 FY12

Volume

Revenue Sensitivity	EBITDA %
Q4 FY12 at $1.4B	~10%
Q4 FY12 at $1.3B	~9.5%
Q4 FY12 at $1.2B	~9%

- Recent market dynamics impacting global commercial truck volumes have adjusted our expectation for Q4 FY12 revenue of $1.4B down to $1.2B.
- If market volumes recover above current forecasts by Q4 FY12 with revenues at $1.4B, we would expect to meet our financial target of 10 percent EBITDA margin for that quarter, as stated previously.
- All execution actions are on track as planned.

MERITOR

1) Adjusted EBITDA margin target of 10% average through the cycle based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Fiscal Year 2012 Planning Assumptions[1]

Continuing Operations

($M)	FY11	FY12 Full Year Est.
Capital Expenditures	$105	$100 - $110
Interest Expense	$95	$85 - $95
Cash Interest	$86	$75 - $85
Cash Income Taxes	$45	$75 - $95
Restructuring Cash	$13	~ $20

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Fiscal Year 2012 Outlook[1][2]

Continuing Operations

($M)	FY11 Actual	FY12 Outlook[1]
Sales	$4,622	~ $4,800
Adjusted EBITDA Margin	7.5%	8.2% - 8.6%
Adjusted Income from Cont. Ops.	$82	$105 - $135
Free Cash Flow from Continuing Operations before Restructuring	$6	$25 - $75 (incl. pension contributions)
Effective Tax Rate	48%	~40%

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

2) See Appendix – "Non-GAAP Financial Information."

First Quarter FY12 Update

Items Impacting Q1 FY12 Revenue
Fewer selling days
Brazil truck production decline
Lower Caiman shipments
FMTV ramp-up below full run-rate

2011 GAAP Income Tax Expense

Continuing Operations

Fourth-Quarter FY11 ($M)	Income Before Taxes	Income Tax Exp	Effective Rate
Income not subject to VA	$ 81	$ 22	27%
Income subject to VA[(1)]	(32)	-	
Other[(2)]	-	(14)	
Total	**$ 49**	**$ 8**	**16%**

Fiscal Year 2011 ($M)	Income Before Taxes	Income Tax Exp	Effective Rate
Income not subject to VA	$ 301	$ 87	29%
Income subject to VA[(3)]	(142)	-	
Other[(2)]	-	(10)	
Total	**$ 159**	**$ 77**	**48%**

1) Expected ~$10 million benefit on losses (approx. 30 percent statutory rate) not realized in Q4 2011 due to valuation allowances established in fiscal year 2009.
2) Primarily relates to tax benefits recognized due to re-measurement of our retiree healthcare liabilities.
3) Expected ~$43 million benefit on losses (approx. 30 percent statutory rate) not realized in fiscal year 2011 due to valuation allowances established in fiscal year 2009.

Treasury Update

Mary Lehmann
Senior Vice President
Treasury & Corporate Development

MERITOR

Global Pension and OPEB Update

($M)	FY08	FY09	FY10	FY11	FY12E(1)
Global Pension					
Unfunded Status	$115	$517	$609	$557	N/A
Expense(2)	$37	$16	$29	$24	$10
Contributions(3)	$29	$19	$71	$31	$75
Discount Rate					
U.S.	7.10%	5.70%	4.90%	4.85%	N/A
U.K.	6.75%	5.50%	5.00%	5.00%	N/A
Expected Asset Returns					
U.S.	8.5%	8.5%	8.5%	8.5%	8.0%
U.K.	8.0%	8.0%	8.0%	8.0%	7.5%
Global OPEB					
Unfunded Status	$568	$638	$594	$550	N/A
Contributions(4)	$48	$75	$43	$40	$43

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

2) Based on continuing operations excluding restructuring expenses. FY10 excludes $7 million U.K. pension curtailment gain. Expenses related to pension plans of discontinued operations of $9M, $6M, $7M, and $2M are excluded from FY08, FY09, FY10, and FY11 respectively.

3) Based on continuing operations. Contributions related to pension plans of discontinued operations of $5M, $6M, $8M, and $4M are excluded from FY08, FY09, FY10, and FY11, respectively.

4) Includes $28 million one-time settlement of USW retiree medical in Q1 2009.

MERITOR

Pension Risk Management

Risk Management

Due to prolonged volatility in the markets, the company has implemented a liability-driven investment strategy for the U.S. Pension Plan

- Designed to protect from declines in the discount rate through interest rate swaps and investments in long-duration bonds that match the liability
- Shift in asset allocation from equity investments to more attractive alternative investments (low correlation to S&P)

Contribution Sensitivity - U.S. Qualified Pension Plan

Contributions into the U.S. Qualified Pension Plan are expected to increase in the near future due to significant deterioration in discount rates and previous elections of pension relief legislation

- FY13 will have a “catch-up” contribution due to deferrals in FY11 and FY12 from legislative relief in the U.S.
- A sustained rise in the discount rate could mitigate required contributions in all plans in the longer term; for FY13 a discount rate rise would have a limited impact given the funding calculation is based on a two-year average discount rate

Debt Maturity Profile

As of Oct. 2, 2011



$800
$700
$600
$500
($M) $400
$300
$200
$100
$0
Undrawn U.S. Securitization
$125
Undrawn Revolver
$441
$30
Utilized U.S. L/C Facility
To Be Retired in March
$84
$250
$300
Convertible (Initial Put Date)
$250
$200
2012
2013
2014
2015
2016
2017
2018
2019
Fiscal Year
Convertible (Initial Put Date)

MERITOR

2012 Debt Maturity

FY11 Liquidity[1]

$M


$733
$75
US Securitization
$217
Cash
$441
Revolver Availability

Estimated FY12 Sources of Cash[2]

$M

	FY12E	Timing
Total Con. Ops. Free Cash Flow before Restructuring	$25-$75	By FY Year-end
Restructuring	~(20)	By FY Year-end
Other Sources		
Body Sale Related Receivables	30	Q1/Q2
Expected Property Sales	18 - 20	Q1/Q2
Other	4 - 7	Q1

- **Cash generation during fiscal year is expected to be materially sufficient to pay off March debt maturity of $84 million**
- **Overall liquidity should not deteriorate but leverage will be reduced**

1) Cash balances and unutilized, readily-available commitments under revolving credit and U.S. accounts receivable securitization facilities (without regard to financial covenants restricting availability only on the final day of the quarter).

2) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements".

MERITOR

Liquidity - Plenty of Headroom under Revolver Covenants

$441M Revolving Credit Facility

- Maturity date of January 2014
- Availability subject to a quarterly collateral test
  - Borrowings cannot exceed 1.0x the collateral test value
  - As of Sept. 30, 2011, more than $200M of headroom collateral above availability
- Availability also subject to quarterly financial covenants
  - Based on maintaining a ratio of priority debt[1] to EBITDA of 2.25x on the last day of each fiscal quarter
    - » Full compliance at Sept. 30, 2011
      - ▪ Ratio was 0.19x consisting of usage under U.S. factoring line
    - » Theoretical availability under this EBITDA multiplier test is $250M greater than size of facility
- All Revolver Letters of Credit have been transferred to an alternative unsecured facility

$125M U.S. Securitization (U.S. Receivables)

- Matures October 2013
- Same quarterly financial covenant as revolver

1) Priority Debt includes foreign debt, U.S. Securitization, and U.S. factoring.

Majority of Cash Available in United States and Europe

As of Oct. 2, 2011



Total Cash $217M
Readily Available 73%
Permanently Resides in Foreign Entities 17%
China and India (annual dividends) 10%

FY12 Expected De-Leveraging

($M)



$2,187
$1,107
$1,080
$84
Paydown of 2012 Bonds
$118
FY12 Contributions into Pension / OPEB (1)
9.2% Reduction
$1,985
$989
$996
FY11 Actual
FY12 Projection
Fixed Debt
Unfunded Pension/OPEB

- 2012 debt maturity should be effectively paid off with FY12 cash flows
- Primary pension plans are now frozen, therefore contributions go towards reducing liabilities
- Path to achieving credit statistics near investment grade

MERITOR

1) Assumes discount rates, actuarial assumptions, expected asset returns, health care trend rates, etc. remain constant. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements".

Frequently Asked Questions

When do you expect to see European commercial truck volumes start to decline?

- Our outlook for FY12 European commercial truck is tied very closely to our main customer in that region, Volvo.
- Volvo stated during its most recent earnings call that it expected a 10-percent decrease in European truck volumes in CY12.
- Meritor European commercial truck volumes are expected to decline sequentially in Q2 FY12 from Q1 FY12.

What was the utilization under the factoring programs at the end of FY11?

- Receivables financing facilities support our business with AB Volvo through Nordea.
- Factored receivables are sold with no recourse to Meritor.
- Total amount utilized at September 30, 2011 was approximately $280M ($146M-Swedish, $63M-French, $62M-U.S. and $8M-Other). $271M was attributable to factoring facilities which involve the sale of AB Volvo accounts receivable.
- Total availability under the factoring facilities is $205M-Swedish, $171M-French and $82M-U.S.

How long do you anticipate this higher level of pension contributions?

- Contributions in FY12 reflect continued participation in the two-year U.S. legislative relief program, which also helped in reducing the required 2011 contributions.
- In addition, in late FY10, we pre-contributed into the U.S. pension plan, which further reduced required contributions in FY11.
- Going forward, unless there is recovery in the discount rate, we expect elevated levels of contributions in FY13 and for several years as we make up for the deferrals we were allowed to take under the legislative relief.

Have you provided FY12 EPS Guidance?[1]

- We provided a range for Adjusted Income from Continuing Operations for FY12 of $105M to $135M

- Assume approximately 97M shares outstanding

- FY12 adjusted diluted earnings per share from continuing operations is expected to range from $1.08 to $1.39

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements".

How do you expect military sales in FY12 to compare with FY11?[1]

- FMTV sales are expected to increase 40 percent in FY12 to approximately 8,000 units.
- Caiman sales are expected to decrease 80 percent in FY12 with approximately 300 units remaining to be shipped starting late in Q2 FY12 and continuing in Q3 FY12.
- Total military sales are expected to be roughly flat in FY12 with a margin tailwind as FMTV sales will make up a larger percentage of total military sales.

MERITOR

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

2012 Priorities

- Execute EBITDA margin enhancing strategies
- Secure pricing equal to Meritor's value proposition
- Invest to alleviate premium costs
- Continue collaboration with customers and suppliers to profitably address demand
- Continue to drive new product development
- Reduce debt and implement other appropriate balance sheet strategies



MERITOR

MERITOR®

Appendix

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this press release, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA and free cash flow, which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

EBITDA Reconciliation[1]

	Three Months Ended			Twelve Months Ended	
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Adjusted EBITDA	$ 97	$ 103	$ 75	$ 347	$ 260
Depreciation and Amortization	(17)	(16)	(16)	(66)	(69)
Interest Expense, Net	(22)	(22)	(25)	(95)	(106)
Provision for Income Taxes	(8)	(28)	(17)	(77)	(48)
Non-controlling Interests	(3)	(5)	(3)	(17)	(14)
Loss on Sale of Receivables	(4)	(3)	-	(10)	(3)
Restructuring Costs	(7)	(7)	(5)	(22)	(6)
Other Income	2	5	-	5	-
Income From Continuing Operations Attributable to Meritor, Inc.	38	27	9	65	14
Loss From Discontinued Operations Attributable to Meritor, Inc.	(7)	(10)	(7)	(2)	(2)
Net Income Attributable to Meritor, Inc.	$ 31	$ 17	$ 2	$ 63	$ 12

1) Amounts have been recast to reflect our European Trailer business as discontinued operations.

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by sales.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation[1]

	Three Months Ended			Twelve Months Ended	
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Income From Continuing Operations					
Attributable to Meritor, Inc.	$ 38	$ 27	$ 9	$ 65	$ 14
Adjustments:					
Restructuring Costs	7	7	5	22	6
Loss on Debt Extinguishment	-	-	-	-	13
Gain on Note Receivable	-	(5)	-	(5)	(6)
Other Income	(2)	-	-	-	-
Income Taxes	-	-	-	-	(9)
Adjusted Income From Continuing Operations	$ 43	$ 29	$ 14	$ 82	$ 18
Adjusted Earnings Per Share From Continuing Operations	$ 0.45	$ 0.29	$ 0.14	$ 0.85	$ 0.21
Diluted Shares Outstanding	96.8	96.8	96.5	96.9	87.6

1) Amounts have been recast to reflect our European Trailer business as discontinued operations.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

	Three Months Ended			Twelve Months Ended	
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Cash provided by operating activities - continuing operations	$ 61	$ 44	$ 29	$ 98	$ 147
Capital expenditures - continuing operations	(37)	(26)	(23)	(105)	(55)
Free cash flow - continuing operations	24	18	6	(7)	92
Cash provided by (used for) operating activities - discontinued operations	(1)	(19)	43	(57)	64
Capital expenditures - discontinued operations	-	-	(7)	(6)	(34)
Free cash flow - discontinued operations	(1)	(19)	36	(63)	30
Free cash flow - total company	$ 23	$ (1)	$ 42	$ (70)	$ 122
Free cash flow - continuing operations	$ 24	$ 18	$ 6	$ (7)	$ 92
Restructuring payments	3	3	3	13	14
Free cash flow from continuing operations before restructuring payments	$ 27	$ 21	$ 9	$ 6	$ 106

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